SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                December 10, 1997




                                  PROCEPT, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-21134                     04-2893483
(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)              Number)                 Identification No.)



         840 Memorial Drive, Cambridge, Massachusetts 02139
             (Address of principal executive offices and zip code)


                                 (617) 491-1100
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.
         ------------

     On December 10, 1997, Procept, Inc. ("Procept") announced that it was commencing a private offering of units of shares of Common Stock and Common Stock Warrants. Procept hereby incorporates by reference the contents of its press release dated December 10, 1997, field as Exhibit 99.1 to this report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------
       (c)  Exhibits.

       99.1 Press release dated December 10, 1997. Filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 12, 1997                            PROCEPT, INC.


                                                    By:  /s/ Michael J. Higgins
                                                       -------------------------
                                                         Michael J. Higgins
                                                         Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
   No.     Description
-------    -----------

99.1       Press release dated December 10, 1997. Filed herewith.